UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21906

 Claymore Exchange-Traded Fund Trust
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson

2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:    (630) 505-3700

Date of fiscal year end:  August 31

Date of reporting period: February 29, 2012

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Economic and Market Overview

Recent reports indicate that the United States has entered a period of self-sustaining economic expansion, driven primarily by the aggressively accommodative policies of the U.S Federal Reserve (the “Fed”). The U.S. has become the economic locomotive of the global economy, and that is why the Fed is unlikely to end its program of monetary stimulus any time soon. They understand that U.S. growth is necessary to reduce domestic unemployment and to provide support to the struggling economies in Europe and Asia. The world economy faces several challenges, including the European debt crisis, a slowdown in emerging markets, and a potential hard landing in China.

In the U.S., one of the most encouraging signs is the better tone of the labor market data. Not only has employment strengthened, but people's perceptions of labor market conditions, evident in surveys as well as actions, suggest the labor market may finally be providing the critical foundation for stronger, more sustainable economic growth. While the U.S. economy is unlikely to demonstrate the above-trend growth that characterized past recoveries from deep recessions, the modest pace of growth experienced over the last two years is likely to persist.

In late February, the Department of Commerce reported real growth in gross domestic product (“GDP”) at an annual rate of 3.0% for the fourth quarter of 2011, up from 1.8% in the third quarter of the year. Sales of computers and motor vehicles were important factors in growth for the quarter. For the full year 2011, real GDP expanded 1.7%, and the price index for gross domestic purchases increased 2.5%. The announcement included a statement that growth in the fourth quarter reflected an upturn in private inventory investment and accelerations in personal consumption expenditures and residential fixed investment, partially offset by decreases in government spending at the federal, state and local levels.

Beginning in October 2011, the U.S. stock market moved up fairly consistently, ending February 2012 at the highest level reached since mid-year 2008, before the financial crisis began. (All returns cited are for the six-month period ended February 29, 2012) The Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, returned 13.31%. Most foreign equity markets had positive returns but were not as strong as the U.S. equity market: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 4.13%. The return of the MSCI Emerging Market Index, which measures stock market performance in global emerging markets, was 5.27%.

In the U.S. bond market, lower-rated bonds performed better than higher quality issues, as investors in search of yield became more comfortable with credit risk. The return of the Barclays Capital U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, returned 2.73%, while return of the Barclays Capital U.S. Corporate High Yield Index was 9.38%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays Capital 1–3 Month U.S. Treasury Bill Index was 0.01%.

Index Definitions
All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

The Barclays Capital U.S. Corporate High Yield Index: measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds.

The Barclays Capital US Treasury Bill Index: 1-3 Month tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The MSCI All-Country World Ex-U.S. Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging market countries, excluding the U.S.

The MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The NASDAQ Composite Index is a broad-based capitalization weighted index of stocks in all three NASDAQ tiers: Global Select, Global Market and Capital Market.

The Standard & Poor’s (“S&P”) 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.

Industry Sectors
Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

Fund Overview

The Guggenheim International Small Cap LDRs ETF, NYSE Arca ticker: XGC (the “Fund”), sought investment results that corresponded generally to the performance, before the Fund’s fees and expenses, of an equity index called BNY Mellon Small Cap Select ADR Index (the “Index”).

The Fund was closed to new investment on March 23, 2012, and the Fund was liquidated on March 30, 2012. Shareholders of record as of March 30, 2012, received cash at the net asset value of their shares as of that date, including any capital gains and dividends as of that date. The Fund’s Board of Trustees determined that closing the Fund was in the best interests of the Fund and its shareholders.

The Index is comprised of U.S.-listed depositary receipts in American depositary receipt (“ADR”) or global depositary receipt (“GDR”) form, New York Shares and Global Registered Shares selected, based on liquidity, from a universe of all listed ADRs, GDRs, New York Shares and Global Registered Shares trading on the New York Stock Exchange (“NYSE”), Nasdaq Stock Market (“NASDAQ”) and the NYSE Amex of companies worldwide, excluding the United States and Canada. BNY Mellon currently defines small-capitalization companies as those companies with a market capitalization of $250 million to $2 billion. The Fund will invest at least 80% of its total assets in ADRs, GDRs, New York Shares and Global Registered Shares that comprise the Index and underlying securities representing ADRs, GDRs, New York Shares or Global Registered Shares that comprise the Index.

The Investment Adviser sought a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally invested in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2012.

On a market price basis, the Fund generated a total return of -4.28%, which included a decrease in market price over the period to $18.86 as of February 29, 2012, from $20.47 as of August 31, 2011. On an NAV basis, the Fund generated a total return of -6.06%, which included a decrease in NAV over the period to $18.50 as of February 29, 2012, from $20.46 as of August 31, 2011. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and global market comparison purposes, the Index returned -6.23% and the MSCI All-Country World ex-US Small Cap Index returned 1.71% for the same period.

The Fund made an annual income distribution of $0.610 per share on December 30, 2011, to shareholders of record on December 28, 2011.

Performance Attribution

For the six-month period ended February 29, 2012, the utilities sector contributed most significantly to the Fund’s return, followed by the technology sector. The communications sector detracted most significantly from the Fund’s return, followed by the energy sector. Positions that contributed most significantly to the Fund’s performance included ASM International NV, a supplier of capital equipment to semiconductor manufacturers; Huaneng Power International, Inc., which builds and operates power plants in China; and AIXTRON SE, a provider of deposition equipment to the semiconductor industry (2.2%, 2.7% and 2.2%, respectively, of the Fund’s long-term investments at period end). Positions that detracted most significantly from the Fund’s performance included Focus Media Holding Ltd., which operates an interactive digital media network in China; Trina Solar Ltd., an integrated solar-power products manufacturer based in China; and Mechel, Russian integrated mining and steel company (3.0%, 0.8% and 0.9%, respectively, of the Fund’s long-term investments at period end).

Fund Overview

The Guggenheim Ocean Tomo Growth Index ETF, NYSE Arca ticker: OTR (the “Fund”), sought investment results that corresponded generally to the performance, before the Fund’s fees and expenses, of an equity index called the Ocean Tomo 300® Growth Index (the “Index”).

The Fund was closed to new investment on March 23, 2012, and the Fund was liquidated on March 30, 2012. Shareholders of record as of March 30, 2012, received cash at the net asset value of their shares as of that date, including any capital gains and dividends as of that date. The Fund’s Board of Trustees determined that closing the Fund was in the best interests of the Fund and its shareholders.

The Index is comprised of approximately 60 securities selected, based on investment and other criteria, from a universe of U.S. listed companies. The universe of companies consists of the 300 companies that comprise the Ocean Tomo 300® Patent Index without limit on market capitalization. The companies in the universe are selected using criteria as identified by Ocean Tomo Capital, LLC (“Ocean Tomo” or the “Index Provider”). The Fund will invest at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser sought a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally invested in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2012.

On a market price basis, the Fund generated a total return of 10.30%, which included an increase in market price over the period to $31.71 as of February 29, 2012, from $28.90 as of August 31, 2011. On an NAV basis, the Fund generated a total return of 9.96%, which included an increase in NAV over the period to $31.59 as of February 29, 2012, from $28.88 as of August 31, 2011.

At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and domestic equity market comparison purposes, the Index returned 10.09%, the NASDAQ Composite Index returned 15.68%, and the S&P 500 Index returned 13.31% for the same period.

The Fund made an annual income distribution of $0.1460 per share on December 30, 2011, to shareholders of record on December 28, 2011.

Performance Attribution

For the six-month period ended February 29, 2012, technology sector contributed most significantly to the Fund’s return, followed by the consumer non-cyclical sector. The communications sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return included Microsoft Corporation, which develops and licenses software products and services; International Business Machines Corp. (IBM), an information technology company; and Lockheed Martin Corp., a global security and aerospace company (12.6%, 11.5% and 5.6%, respectively, of the Fund’s total investments at period end). Positions that detracted most significantly from the Fund’s return included Oracle Corporation, an enterprise software company focused mainly on computer server and storage products (9.4% of the Fund’s total investments at period end); Research In Motion Ltd., a provider of mobile communications devices (not held in the Fund’s portfolio at period end); and Netflix Inc., which provides video programming to subscribers over the internet and by mailing digital video disks (1.2% of the Fund’s total investments at period end).

Fund Overview

The Guggenheim Ocean Tomo Patent ETF, NYSE Arca ticker: OTP (the “Fund”) sought investment results that corresponded generally to the performance, before the Fund’s fees and expenses, of an equity index called the Ocean Tomo 300® Patent Index (the “Index”).

The Fund was closed to new investment on March 23, 2012, and the Fund was liquidated on March 30, 2012. Shareholders of record as of March 30, 2012, received cash at the net asset value of their shares as of that date, including any capital gains and dividends as of that date. The Fund’s Board of Trustees determined that closing the Fund was in the best interests of the Fund and its shareholders.

The Index is comprised of approximately 300 securities selected, based on patent valuation and other criteria, from a broad universe of U.S.-traded stocks. The universe of companies includes approximately 1,000 of the most-liquid listed companies without limitations on market capitalization. The Fund invested at least 90% of its total assets in common stock and American depositary receipts (“ADRs”) that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser sought a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally invested in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2012.

On a market price basis, the Fund generated a total return of 12.87%, which included an increase in market price over the period to $27.02 as of February 29, 2012, from $24.18 as of August 31, 2011. On an NAV basis, the Fund generated a total return of 12.52%, which included an increase in NAV over the period to $26.97 as of February 29, 2012, from $24.21 as of August 31, 2011. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and domestic equity market comparison purposes, the Index returned 12.89% and the S&P 500 Index returned 13.31% for the same period.

The Fund made an annual income distribution of $0.2450 per share on December 30, 2011, to shareholders of record on December 28, 2011.

Performance Attribution

For the six-month period ended February 29, 2012, all of the sectors in which the Fund had investments had positive returns, contributing to the Fund’s return. The technology sector contributed most to the Fund’s return, and the utilities sector contributed least.

Positions that contributed most significantly to the Fund’s return included Microsoft Corp., which develops and licenses software products and services; Intel Corp., which designs and manufactures integrated digital technology platforms; and General Electric Co., a diversified technology, media and financial services company (6.4%, 3.3% and 4.9%, respectively, of the Fund’s total investments at period end). Positions that detracted most significantly from the Fund’s return included Research In Motion Ltd., a provider of mobile communications devices (not held in the Fund’s portfolio at period end); Netflix Inc., which provides video programming to subscribers over the internet and by mailing digital video disks; and Nokia OYJ, a Finnish company that produces and sells mobile telephones, navigation devices, and related services (0.1% and 0.5%, respectively, of the Fund’s total investments at period end).

Fund Overview

The Guggenheim Sector Rotation ETF, NYSE Arca ticker: XRO (the “Fund”) sought investment results that corresponded generally to the performance, before the Fund’s fees and expenses, of an equity index called the Zacks Sector Rotation Index (the “Index”).

The Fund was closed to new investment on March 23, 2012, and the Fund was liquidated on March 30, 2012. Shareholders of record as of March 30, 2012, received cash at the net asset value of their shares as of that date, including any capital gains and dividends as of that date. The Fund’s Board of Trustees determined that closing the Fund was in the best interests of the Fund and its shareholders.

The Index is comprised of approximately 100 securities selected, based on investment and other criteria, from a universe of the 1,000 largest listed equity companies based on market capitalization. The universe of potential Index constituents includes all U.S. stocks, American depositary receipts (“ADRs”) and master limited partnerships (“MLPs”) listed on domestic exchanges. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. The securities included in the Index as of February 29, 2012, had market capitalizations in excess of $2.8 billion. The Fund invested at least 90% of its total assets in common stocks, ADRs and MLPs that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing ADRs included in the Index). The Investment Adviser sought a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally invested in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the semiannual fiscal period ended February 29, 2012.

On a market price basis, the Fund generated a total return of 11.27%, which included an increase in market price over the period to $25.89 as of February 29, 2012, from $23.37 as of August 31, 2011. On an NAV basis, the Fund generated a total return of 11.28%, which included an increase in NAV over the period to $25.87 as of February 29, 2012, from $23.35 as of August 31, 2011. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and domestic market comparison purposes, the Index returned 11.64% and the S&P 500 Index returned 13.31% for the same period.

The Fund made an annual income distribution of $0.1000 per share on December 30, 2011, to shareholders of record on December 28, 2011.

Performance Attribution

For the six-month period ended February 29, 2012, the consumer non-cyclical sector contributed most significantly to the Fund’s return, followed by the consumer cyclical sector. The basic materials detracted most significantly from the Fund’s return, followed by the diversified sector.

Positions that contributed most significantly to the Fund’s return included Apple, Inc., which designs, manufactures and markets computers and other electronic devices; Visa, Inc., a global payments technology company; and Regeneron Pharmaceuticals, Inc., an integrated biopharmaceutical company (2.0%, 1.7% and 1.1%, respectively, of the Fund’s total investments at period end). Positions that detracted most significantly from the Fund’s return included Netflix, Inc., which provides video programming to subscribers over the internet and by mailing digital video disks; Wynn Resorts, Ltd., a developer, owner and operator of destination casino resorts; and priceline.com Incorporated, an online travel company; none of these securities were held in the Fund’s portfolio at period end).

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds Investment Advisors, LLC only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Funds ETFs is subject to certain risks and other considerations.  Below are some general risks and considerations associated with investing in a Fund, which may cause you to lose money, including the entire principal that you invest.  Please refer to the individual ETF prospectus for a more detailed discussion of the fund-specific risks and considerations.

Investment Risk. An investment in a Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Equity Risk. The value of the securities held by each Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the funds participate, or factors relating to specific companies in which the funds invest.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of such Fund’s investments or prevent such Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the U.S. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk: Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Industry Risk. To the extent that a Fund’s focus their investments in a particular industry or group of related industries, the NAV of the Fund will be more susceptible to factors affecting that industry or sector.

Micro-, Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Micro-cap companies may be newly formed, less developed and there may be less available information about the company.

MLP Risk. Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a MLP, including a conflict arising as a result of incentive distribution payments.

Portfolio Turnover Risk. Certain Funds may engage in active and frequent trading of its portfolio securities in connection with the rebalancing of their respective index, and therefore such Fund’s investments. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, the fund will seek to utilize the creation and redemption in kind mechanism to minimize capital gains to the extent possible.

Replication Management Risk. Unlike many investment companies, certain Funds are not “actively” managed. Therefore, a Fund won’t necessarily sell a security because the security’s issuer was in financial trouble unless that stock is removed from the index.

Non-Correlation Risk: A Fund’s return may not match the return of such Fund’s index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. A Fund may not be fully invested at times, either as a result of cash flows into such Fund or reserves of cash held by a Fund to meet redemptions and expenses. If a Fund utilize a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Index, as would be the case if it purchased all of the securities in the Index with the same weightings as the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk. Certain Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified Fund.

There is no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

In addition to the risks described above, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

XGC | Guggenheim International Small Cap LDRs ETF
Fund Summary & Performance
February 29, 2012 (unaudited)

Fund Statistics
Share Price	$ 18.86
Net Asset Value	$ 18.50
Premium/Discount to NAV	1.95%
Net Assets ($000)	$ 5,549

Total Returns
(Inception 4/2/07)	Six Month	One Year	Three Year (Annualized)		Since Inception (Annualized)
Guggenheim International Small Cap LDRs ETF
NAV	-6.06%	-19.28%	22.86%		-4.40%
Market	-4.28%	-17.67%	23.41%		-4.02%
The BNY Mellon Small Cap Select ADR Index	-6.23%	-19.67%	23.03%	1	-3.80%	2
MSCI All-Country World ex-US Small Cap Index	1.71%	-6.56%	30.51%		-0.21%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.02 per share for share price returns or initial net asset value (NAV) of $25.02 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating expense ratio of 0.45% is expressed as a unitary fee and covers all expenses of the Fund, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Communications	16.6%
Consumer, Non-cyclical	13.7%
Consumer, Cyclical	13.6%
Basic Materials	12.4%
Technology	11.6%
Industrial	10.2%
Financial	10.1%
Utilities	9.8%
Energy	1.7%
Total Common Stocks and Preferred Stocks	99.7%
Investments of Collateral for Securities Loaned	3.2%
Total Investments	102.9%
Liabilities in excess of Other Assets	-2.9%
Net Assets	100.0%

Country Breakdown	% of Long-Term Investments
Cayman Islands	24.6%
Brazil	18.7%
China	10.1%
Mexico	9.8%
Chile	5.9%
Ireland	5.5%
Argentina	5.1%
Israel	3.9%
Netherlands	3.8%

Germany	2.8%
Japan	2.5%
Switzerland	2.0%
Luxembourg	1.8%
Russia	1.5%
Spain	1.2%
India	0.4%
South Africa	0.4%

Top Ten Holdings	% of Long-Term Investments
Governor & Co. of the Bank of Ireland, ADR	3.8%
Coca-Cola Femsa SAB de CV, ADR	3.8%
Cia Paranaense de Energia, ADR	3.5%
Melco Crown Entertainment Ltd., ADR	3.1%
Nice Systems Ltd., ADR	3.1%
Aluminum Corp. of China Ltd., ADR	3.0%
Focus Media Holding Ltd., ADR	3.0%
CPFL Energia SA, ADR	2.9%
Huaneng Power International, Inc., ADR	2.7%
TAM SA, ADR	2.5%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments.
Both are subject to change daily. For more current Fund information, please visit
www.guggenheimfunds.com.The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

1 The above benchmark returns reflect the blended return of the Great Companies Large-Cap Growth Index ETF from 2/28/2009 - 7/26/2009 and the return of The Bank of New York Small Cap Select ADR Index from 7/27/2009 - 2/29/2012.

2 The above benchmark returns reflect the blended return of the Great Companies Large-Cap Growth Index ETF from 4/2/2007 - 7/26/2009 and the return of The Bank of New York Small Cap Select ADR Index from 7/27/2009 - 2/29/2012.

OTR | Guggenheim Ocean Tomo Growth Index ETF
Fund Summary & Performance
February 29, 2012 (unaudited)

Fund Statistics
Share Price		$ 31.71
Net Asset Value		$ 31.59
Premium/Discount to NAV		0.38%
Net Assets ($000)		$ 14,218

Total Returns
(Inception 4/2/07)	Six Month	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Ocean Tomo Growth Index ETF
NAV	9.96%	9.16%	29.95%	5.50%
Market	10.30%	8.86%	30.10%	5.58%
Ocean Tomo 300® Patent Growth Index	10.09%	9.63%	30.63%	6.41%
S&P 500 Index	13.31%	5.12%	25.53%	1.38%
NASDAQ Composite Index	15.68%	7.78%	30.42%	5.23%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 2.71%. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.52%.
There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown		% of Net Assets
Technology		48.0%
Consumer, Non-cyclical		22.8%
Industrial		15.3%
Consumer, Cyclical		5.9%
Basic Materials		5.6%
Communications		1.8%
Total Common Stock		99.4%
Exchange Traded Fund		0.5%
Total Investments		99.9%
Other Assets in excess of Liabilities		0.1%
Net Assets		100.0%

		% of Total
Top Ten Holdings		Investments
Microsoft Corp.		12.6%
International Business Machines Corp.		11.5%
Oracle Corp.		9.4%
Boeing Co.		5.6%
Lockheed Martin Corp.		5.6%
EI du Pont de Nemours & Co.		4.7%
Kimberly-Clark Corp.		4.7%
Allergan, Inc.		4.7%
Ford Motor Co.		4.6%
NetApp, Inc.		3.1%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments.
Both are subject to change daily. For more current Fund information, please visit
www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

OTP Guggenheim Ocean Tomo Patent ETF
Fund Summary
February 29, 2012 (unaudited)

Fund Statistics
Share Price			$ 27.02
Net Asset Value			$ 26.97
Premium/Discount to NAV			0.19%
Net Assets ($000)			$ 4,045

Total Returns
(Inception 12/15/06)	Six Month	One Year	Three Year (Annualized)	Five Year (Annualized)	Since Inception (Annualized)
Guggenheim Ocean Tomo Patent ETF
NAV	12.52%	-0.65%	22.95%	2.94%	2.75%
Market	12.87%	-0.29%	23.05%	2.88%	2.78%
Ocean Tomo 300® Patent Index	12.89%	-0.17%	23.73%	3.66%	3.48%
S&P 500 Index	13.31%	5.12%	25.53%	1.58%	1.34%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.27 per share for share price returns or initial net asset value (NAV) of $25.27 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.47%. In the Financial Highlights section of this Semiannual
Report, the Fund's annualized net operating expense ratio was 0.65%, while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.40%.
There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown			% of Net Assets
Technology			33.8%
Consumer, Non-cyclical			14.3%
Industrial			14.1%
Communications			13.5%

Consumer, Cyclical	8.0%
Energy	6.9%
Financial	4.8%
Basic Materials	3.6%
Total Investments	99.0%
Other Assets in excess of Liabilities	1.0%
Net Assets	100.0%

% of Total
Country Breakdown	Investments
United States	86.3%
Japan	5.6%
Taiwan	2.4%
Ireland	1.3%
Switzerland	0.9%
Sweden	0.8%
South Korea	0.7%
India	0.7%
Finland	0.5%
Netherlands	0.2%
Singapore	0.2%
Bermuda	0.2%
France	0.1%
Cayman Islands	0.1%
United Kingdom	0.0%*
*Less than 0.1%

% of Total
Top Ten Holdings	Investments
Microsoft Corp.	6.4%
International Business Machines Corp.	5.6%
Chevron Corp.	5.2%
General Electric Co.	4.9%
AT&T, Inc.	4.4%
Pfizer, Inc.	3.9%
Oracle Corp.	3.6%
Toyota Motor Corp.	3.4%
Intel Corp.	3.3%
Cisco Systems, Inc.	2.6%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of total investments.  All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com.  The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

XRO I Guggenheim Sector Rotation ETF
Fund Summary & Performance
February 29, 2011 (unaudited)

Fund Statistics
Share Price	$ 25.89
Net Asset Value	$ 25.87
Premium/Discount to NAV	0.08%
Net Assets ($000)	$ 12,956

Total Returns
			Three Year	Five Year	Since Inception
(Inception 9/21/06)	Six Month	One Year	(Annualized)	(Annualized)	(Annualized)
Guggenheim Sector Rotation ETF
NAV	11.28%	0.13%	21.67%	-1.38%	1.23%
Market	11.27%	0.48%	21.64%	-1.36%	1.24%
Zacks Sector Rotation Index	11.64%	0.81%	22.49%	-0.66%	1.96%
S&P 500 Index	13.31%	5.12%	25.53%	1.58%	2.74%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com.
The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.26%. In the Financial Highlights section of this Semiannual Report, the Fund's annualized net operating expense ratio was 0.65% while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.55%.
There is a contractual fee waiver currently in place for this Fund through December 31, 2014 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Consumer, Cyclical	38.5%
Consumer, Non-cyclical	29.3%
Technology	17.9%
Industrial	8.7%
Communications	5.5%
Total Investments	99.9%
Other Assets in excess of Liabilities	0.1%
Net Assets	100.0%

% of Total
Top Ten Holdings	Investments
Apple, Inc.	2.0%
VMware, Inc.	1.7%
Visa, Inc.	1.7%
TJX Cos., Inc.	1.7%
Mastercard, Inc.	1.6%
Yum! Brands, Inc.	1.6%
Accenture PLC	1.6%
Intel Corp.	1.6%
CVS Caremark Corp.	1.6%
UnitedHealth Group, Inc.	1.6%

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of total investments. Both are subject to change daily. For more current Fund information, please visit
www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Overview of Fund Expenses
February 29, 2012 (unaudited)

As a shareholder of  Guggenheim International Small Cap LDRs ETF; Guggenheim Ocean Tomo Growth Index ETF; Guggenheim Ocean Tomo Patent ETF and Guggenheim Sector Rotation ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended February 29, 2012.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing cost of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the	Expenses Paid During Period1
			Period Ended
				9/1/11 - 2/29/12
	9/1/11	2/29/12	2/29/12

Guggenheim International Small Cap LDRs ETF
Actual	1,000.00	939.36	0.45%	2.17
Hypothetical	1,000.00	1,022.63	0.45%	2.26
(5% annual return before expenses)

Guggenheim Ocean Tomo Growth Index ETF2
Actual	1,000.00	1,099.55	0.65%	3.39
Hypothetical	1,000.00	1,021.63	0.65%	3.27
(5% annual return before expenses)

Guggenheim Ocean Tomo Patent ETF2
Actual	1,000.00	1,125.24	0.65%	3.43
Hypothetical	1,000.00	1,021.63	0.65%	3.27
(5% annual return before expenses)

Guggenheim Sector Rotation ETF2
Actual	1,000.00	1,112.77	0.65%	3.41
Hypothetical	1,000.00	1,021.63	0.65%	3.27
(5% annual return before expenses)

1 Actual and hypothetical expenses are calculated using the annualized expense ratio.  This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended February 29, 2012.  Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 182/366.

2 The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.guggenheimfunds.com.

XGC Guggenheim International Small Cap LDRs ETF
Portfolio of Investments
February 29, 2012 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments - 99.7%
	Common Stocks - 86.1%
	Argentina - 5.1%
2,720	Banco Macro SA, ADR	$54,862
2,467	Cresud SACIF y A, ADR	31,479
6,657	Grupo Financiero Galicia SA, ADR(a)	45,800
3,511	Pampa Energia SA, ADR	36,655
6,272	Telecom Argentina SA, ADR	115,781
		284,577

	Brazil - 7.0%
5,019	CPFL Energia SA, ADR	162,666
14,411	Fibria Celulose SA, ADR(a)	132,725
16,662	Gafisa SA, ADR	92,474
		387,865

	Cayman Islands - 24.5%
748	51job, Inc., ADR(b)	38,208
1,435	7 Days Group Holdings Ltd., ADR(b)	22,042
2,057	AutoNavi Holdings Ltd., ADR(b)	24,684
764	Changyou.com Ltd., ADR(b)	20,254
1,578	China Kanghui Holdings, Inc., ADR(b)	29,303
2,060	China Lodging Group Ltd., ADR(b)	32,569
4,098	E-House China Holdings Ltd., ADR	27,047
6,750	Focus Media Holding Ltd., ADR(b)	163,755
8,583	Giant Interactive Group, Inc., ADR	36,220
2,229	hiSoft Technology International Ltd., ADR(b)	27,194
1,853	Home Inns & Hotels Management, Inc., ADR(b)	56,868
3,214	iSoftStone Holdings Ltd., ADR(b)	31,754
10,102	JA Solar Holdings Co. Ltd., ADR(b)	18,790
5,985	LDK Solar Co. Ltd., ADR(b)	34,773
13,757	Melco Crown Entertainment Ltd., ADR(b)	173,751
2,990	Perfect World Co. Ltd., ADR(b)	36,777
10,594	Renren, Inc., ADR(b)	57,737
28,006	Semiconductor Manufacturing International Corp., ADR(b)	72,255
6,146	Shanda Games Ltd., ADR	26,796
2,402	Silicon Motion Technology Corp., ADR(b)	42,756
3,202	Spreadtrum Communications, Inc., ADR	44,444
9,720	Suntech Power Holdings Co. Ltd., ADR(b)	30,132
5,663	Trina Solar Ltd., ADR(b)	43,605
3,228	VanceInfo Technologies, Inc., ADR(b)	36,057
5,494	WuXi PharmaTech Cayman, Inc., ADR(b)	71,037
8,181	Yingli Green Energy Holding Co. Ltd., ADR(b)	30,597
5,270	Youku, Inc., ADR(b)	132,488
		1,361,893

	Chile - 4.5%
1,682	Cia Cervecerias Unidas SA, ADR	120,970
6,122	Corpbanca, ADR	129,725
		250,695

	China - 10.0%
12,251	Aluminum Corp. of China Ltd., ADR	165,879
3,195	China Eastern Airlines Corp. Ltd., ADR(b)	60,641
2,735	China Southern Airlines Co. Ltd., ADR(b)	68,074
2,223	Guangshen Railway Co. Ltd., ADR	43,171
5,936	Huaneng Power International, Inc., ADR	150,893
1,810	Sinopec Shanghai Petrochemical Co. Ltd., ADR	68,237
		556,895

	Germany - 2.8%
7,280	Aixtron SE, ADR	119,319
2,630	Elster Group SE, ADR(b)	37,898
		157,217

	India - 0.5%
2,613	Tata Communications Ltd., ADR	24,693

	Ireland - 5.4%
29,250	Governor & Co. of the Bank of Ireland, ADR	212,648
4,213	ICON PLC, ADR(b)	89,231
		301,879

	Israel - 3.9%
4,943	Nice Systems Ltd., ADR(b)	169,001
6,435	Partner Communications Co. Ltd., ADR	47,555
		216,556

	Japan - 2.5%
2,182	Wacoal Holdings Corp., ADR	136,768

	Luxembourg - 1.8%
4,204	Ternium SA, ADR	99,382

	Mexico - 9.8%
2,104	Coca-Cola Femsa SAB de CV, ADR	208,191
2,616	Desarrolladora Homex SAB de CV, ADR(b)	47,193
11,582	Empresas ICA SAB de CV, ADR(b)	85,243
2,592	Grupo Aeroportuario del Pacifico SAB de CV, ADR	96,889
1,549	Grupo Aeroportuario del Sureste SAB de CV, ADR	106,618
		544,134

	Netherlands - 3.8%
3,275	ASM International NV(a)	122,911

2,028	CNH Global NV(b)	87,021
		209,932

	Russia - 0.9%
4,526	Mechel, ADR	50,239

	South Africa - 0.4%
2,941	DRDGOLD Ltd., ADR	22,675

	Spain - 1.2%
9,166	Grifols SA, ADR(b)	65,170

	Switzerland - 2.0%
12,777	Logitech International SA(b)	108,093

	Total Common Stocks - 86.1%
	(Cost $5,456,735)	4,778,663

	Preferred Stocks - 13.6%
	Brazil - 11.7%
6,333	Braskem SA, ADR	116,907
7,787	Cia Paranaense de Energia, ADR	193,741
7,054	GOL Linhas Aereas Inteligentes SA, ADR	62,005
6,777	Oi SA, ADR	135,540
5,993	TAM SA, ADR(a)	140,895
		649,088

	Chile - 1.3%
2,313	Embotelladora Andina SA, Class B, ADR	72,998

	Russia - 0.6%
7,328	Mechel, ADR	32,830

	Total Preferred Stocks - 13.6%
	(Cost $855,572)	754,916

	Total Long-Term Investments - 99.7%
	(Cost $6,312,307)	5,533,579

	Investments of Collateral for Securities Loaned - 3.2%
176,300	BNY Mellon Securities Lending Overnight Fund, 0.1820%(c) (d)	176,300
	(Cost $176,300)

	Total Investments - 102.9%
	(Cost $6,488,607)	5,709,879
	Liabilities in excess of Other Assets - (2.9%)	(160,831)
	Net Assets - 100.0%	$ 5,549,048

ADR - American Depositary Receipt
NV - Publicly Traded Company
PLC - Public Limited Company
SA - Corporation
SE - Stock Corporation
SAB de CV - Publicly Traded Company

(a)	Security, or portion thereof, was on loan at February 29, 2012.
(b)	Non-income producing security.
(c)	At February 29, 2012, the total market value of the Fund's securities on loan was $172,139 and the total market value of the collateral held by the Fund was $176,300.
(d)	Interest rate shown reflects yield as of February 29, 2012.

OTR Guggenheim Ocean Tomo Growth Index ETF
Portfolio of Investments
February 29, 2012 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments - 99.9%
	Common Stocks - 99.4%
	Basic Materials - 5.6%
13,240	EI du Pont de Nemours & Co.	$673,254
2,018	WR Grace & Co.(a)	114,945
		788,199

	Communications - 1.8%
1,689	8x8, Inc.(a)	7,246
2,653	Ciena Corp.(a)	39,583
1,244	InterDigital, Inc.	47,086
1,506	NetFlix, Inc.(a)	166,759
		260,674

	Consumer, Cyclical - 5.9%
53,221	Ford Motor Co.	658,876
6,694	Goodyear Tire & Rubber Co.(a)	86,085
2,849	Tesla Motors, Inc.(a)	95,185
		840,146

	Consumer, Non-cyclical - 22.8%
2,150	Align Technology, Inc.(a)	55,061
7,471	Allergan, Inc.	669,327
3,631	Ariad Pharmaceuticals, Inc.(a)	52,069
825	Biolase Technology, Inc.(a)	2,244
2,957	Biosante Pharmaceuticals, Inc.(a)	2,285
1,452	Cytori Therapeutics, Inc.(a)	4,719
4,077	Dendreon Corp.(a)	45,907
3,329	Dynavax Technologies Corp.(a)	13,982
3,149	Edwards Lifesciences Corp.(a)	230,286
16,138	Elan Corp. PLC, ADR (Ireland)(a)	201,725
5,223	Human Genome Sciences, Inc.(a)	41,157
2,594	Idenix Pharmaceuticals, Inc.(a)	30,531
3,406	Illumina, Inc.(a)	174,557
2,061	Immunogen, Inc.(a)	28,380
2,037	Immunomedics, Inc.(a)	7,252
2,688	Isis Pharmaceuticals, Inc.(a)	24,488
9,197	Kimberly-Clark Corp.	670,277
1,642	Masimo Corp.(a)	35,796
3,086	Nektar Therapeutics(a)	22,127
1,500	NxStage Medical, Inc.(a)	30,000
1,844	Pharmacyclics, Inc.(a)	46,450
2,511	Regeneron Pharmaceuticals, Inc.(a)	263,128
3,144	Seattle Genetics, Inc.(a)	58,038
2,673	Sequenom, Inc.(a)	11,547
5,701	Vertex Pharmaceuticals, Inc.(a)	221,883
17,289	Western Union Co.	302,039
		3,245,255

	Industrial - 15.3%
10,665	Boeing Co.	799,342
7,004	Capstone Turbine Corp.(a)	7,774
3,920	Gentex Corp.	92,708
9,031	Lockheed Martin Corp.	798,431
3,613	Manitowoc Co., Inc.	56,869
365	Microvision, Inc.(a)	1,179
1,857	Nordson Corp.	102,079
3,945	Rockwell Automation, Inc.	315,521
		2,173,903

	Technology - 48.0%
8,838	Altera Corp.	339,821
2,671	Ariba, Inc.(a)	84,056
12,754	Atmel Corp.(a)	128,943
7,371	Cadence Design Systems, Inc.(a)	86,757
1,725	Cirrus Logic, Inc.(a)	40,676
1,219	CommVault Systems, Inc.(a)	62,864
4,255	Cypress Semiconductor Corp.	73,399
4,194	Fortinet, Inc.(a)	113,448
8,268	International Business Machines Corp.	1,626,564
6,348	Linear Technology Corp.	212,531

56,399	Microsoft Corp.	1,790,104
10,148	NetApp, Inc.(a)	436,364
6,858	NXP Semiconductor NV (Netherlands)(a)	170,078
45,659	Oracle Corp.	1,336,439
1,463	RealD, Inc.(a)	17,263
4,610	Teradata Corp.(a)	306,795
		6,826,102

	Total Common Stocks - 99.4%
	(Cost $13,110,301)	14,134,279

	Exchange Traded Fund - 0.5%
975	iShares S&P 500 Growth Index Fund	$71,448
	(Cost $68,806)

	Total Investments - 99.9%
	(Cost $13,179,107)	14,205,727
	Other Assets in excess of Liabilities - 0.1%	11,844
	Net Assets - 100.0%	$ 14,217,571

ADR - American Depositary Receipt
NV - Publicly Traded Company
PLC - Public Limited Company
S&P - Standard & Poor's

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

OTP Guggenheim Ocean Tomo Patent ETF
Portfolio of Investments
February 29, 2012 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments - 99.0%
	Common Stocks - 99.0%
	Basic Materials - 3.6%
1,029	Alcoa, Inc.	$10,465
78	Ashland, Inc.	4,958
1,141	Dow Chemical Co.	38,235
288	Ecolab, Inc.	17,280
891	EI du Pont de Nemours & Co.	45,307
81	International Flavors & Fragrances, Inc.	4,619
34	Kraton Performance Polymers, Inc.(a)	945
149	PPG Industries, Inc.	13,596
45	USEC, Inc.(a)	60
90	Valspar Corp.	4,172
72	WR Grace & Co.(a)	4,101
		143,738

	Communications - 13.5%
18	8x8, Inc.(a)	77
63	ADTRAN, Inc.	2,221
2,270	Alcatel-Lucent, ADR (France)(a)	5,607
85	AOL, Inc.(a)	1,527
97	Arris Group, Inc.(a)	1,105
5,732	AT&T, Inc.	175,342
599	CenturyLink, Inc.	24,110
91	Ciena Corp.(a)	1,358
5,199	Cisco Systems, Inc.	103,356
46	Digital River, Inc.(a)	812
106	EarthLink, Inc.	792
1,248	eBay, Inc.(a)	44,603
92	Extreme Networks(a)	339
85	Finisar Corp.(a)	1,725
244	Gannett Co., Inc.	3,621
110	Harmonic, Inc.(a)	648
108	Harris Corp.	4,712
103	Infinera Corp.(a)	820
43	InterDigital, Inc.	1,628
224	JDS Uniphase Corp.(a)	2,921
509	Juniper Networks, Inc.(a)	11,585
505	KT Corp., ADR (South Korea)	7,429
76	Leap Wireless International, Inc.(a)	793
315	Motorola Solutions, Inc.	15,687
54	NetFlix, Inc.(a)	5,979
3,622	Nokia OYJ, ADR (Finland)	19,160
52	Oclaro, Inc.(a)	225
83	Openwave Systems, Inc.(a)	201
90	Opnext, Inc.(a)	91
170	Polycom, Inc.(a)	3,510
703	SK Telecom Co. Ltd., ADR (South Korea)	10,158
2,969	Sprint Nextel Corp.(a)	7,333
3,149	Telefonaktiebolaget LM Ericsson, ADR (Sweden)	31,427
355	Tellabs, Inc.	1,406
967	Time Warner, Inc.	35,982
46	United Online, Inc.	233
152	UTstarcom Holding Corp. (Cayman Islands)(a)	213
1,198	Yahoo!, Inc.(a)	17,766
		546,502

	Consumer, Cyclical - 8.0%
45	Bally Technologies, Inc.(a)	1,932
106	BorgWarner, Inc.(a)	8,781
63	Callaway Golf Co.	413
30	Coinstar, Inc.(a)	1,747
3,736	Ford Motor Co.	46,252
236	Goodyear Tire & Rubber Co.(a)	3,035
67	Harman International Industries, Inc.	3,292
1,750	Honda Motor Co. Ltd., ADR (Japan)	66,710
293	International Game Technology	4,401
99	Lear Corp.	4,476
69	Mohawk Industries, Inc.(a)	4,382
280	Newell Rubbermaid, Inc.	5,124
160	Quiksilver, Inc.(a)	749
89	Scientific Games Corp., Class A(a)	935
50	Skechers U.S.A., Inc., Class A(a)	638
972	Sony Corp., ADR (Japan)	20,791
125	Steelcase, Inc., Class A	1,097

101	Tesla Motors, Inc.(a)	3,374
1,667	Toyota Motor Corp., ADR (Japan)	137,878
49	Visteon Corp.(a)	2,632
74	Whirlpool Corp.	5,592
55	WMS Industries, Inc.(a)	1,212
		325,443

	Consumer, Non-cyclical - 14.3%
35	Aastrom Biosciences, Inc.(a)	63
1,506	Abbott Laboratories	85,255
53	Acadia Pharmaceuticals, Inc.(a)	88
68	Accuray, Inc.(a)	461
40	Affymetrix, Inc.(a)	167
20	Agenus, Inc.(a)	64
84	Alere, Inc.(a)	2,136
73	Align Technology, Inc.(a)	1,870
295	Allergan, Inc.	26,429
118	Amarin Corp. PLC, ADR (United Kingdom)(a)	914
251	AmerisourceBergen Corp.	9,375
157	Ariad Pharmaceuticals, Inc.(a)	2,251
100	Avery Dennison Corp.	3,050
150	Beam, Inc.	8,262
30	Biolase Technology, Inc.(a)	82
105	Biosante Pharmaceuticals, Inc.(a)	81
1,424	Boston Scientific Corp.(a)	8,857
217	CareFusion Corp.(a)	5,601
44	Chiquita Brands International, Inc.(a)	422
116	Convergys Corp.(a)	1,494
46	Cooper Cos., Inc.	3,656
468	Covidien PLC (Ireland)	24,453
83	CR Bard, Inc.	7,770
49	Cytori Therapeutics, Inc.(a)	159
142	Dendreon Corp.(a)	1,599
148	Dynavax Technologies Corp.(a)	622
113	Edwards Lifesciences Corp.(a)	8,264
570	Elan Corp. PLC, ADR (Ireland)(a)	7,125
114	ENDO Pharmaceuticals Holdings, Inc.(a)	4,226
40	FTI Consulting, Inc.(a)	1,603
47	Gen-Probe, Inc.(a)	3,209
80	Geron Corp.(a)	160
53	Hansen Medical, Inc.(a)	169
60	Hill-Rom Holdings, Inc.	2,038
250	Hologic, Inc.(a)	5,182
158	Hospira, Inc.(a)	5,628
225	Human Genome Sciences, Inc.(a)	1,773
101	Idenix Pharmaceuticals, Inc.(a)	1,189
118	Illumina, Inc.(a)	6,047
74	Immunogen, Inc.(a)	1,019
71	Immunomedics, Inc.(a)	253
124	Incyte Corp. Ltd.(a)	2,103
89	Inovio Pharmaceuticals, Inc.(a)	52
96	Isis Pharmaceuticals, Inc.(a)	875
39	ISTA Pharmaceuticals, Inc.(a)	323
381	Kimberly-Clark Corp.	27,767
8	KV Pharmaceutical Co.(a)	11
172	Life Technologies Corp.(a)	8,137
47	LifePoint Hospitals, Inc.(a)	1,832
125	MannKind Corp.(a)	292
55	Masimo Corp.(a)	1,199
60	Medicis Pharmaceutical Corp., Class A	2,096
1,021	Medtronic, Inc.	38,921
109	Mindray Medical International Ltd., ADR (Cayman Islands)	3,336
48	Momenta Pharmaceuticals, Inc.(a)	704
51	MoneyGram International, Inc.(a)	914
113	Nektar Therapeutics(a)	810
41	NuVasive, Inc.(a)	643
53	NxStage Medical, Inc.(a)	1,060
133	PDL BioPharma, Inc.	849
7,434	Pfizer, Inc.	156,857
68	Pharmacyclics, Inc.(a)	1,713
230	QIAGEN NV (Netherlands)(a)	3,514
90	Regeneron Pharmaceuticals, Inc.(a)	9,431
142	ResMed, Inc.(a)	4,161
52	Sangamo Biosciences, Inc.(a)	274
114	Seattle Genetics, Inc.(a)	2,104
111	Sequenom, Inc.(a)	480
156	Smithfield Foods, Inc.(a)	3,655
307	St Jude Medical, Inc.	12,931
370	Stryker Corp.	19,847
202	Vertex Pharmaceuticals, Inc.(a)	7,862
599	Western Union Co.	10,465
38	Wright Medical Group, Inc.(a)	629

172	Zimmer Holdings, Inc.	10,449
		579,362

	Energy - 6.9%
49	ATP Oil & Gas Corp.(a)	392
424	Baker Hughes, Inc.	21,319
1,926	Chevron Corp.	210,165
890	Halliburton Co.	32,565
32	Headwaters, Inc.(a)	97
50	Oil States International, Inc.(a)	4,061
723	Weatherford International Ltd. (Switzerland)(a)	11,554
		280,153

	Financial - 4.8%
489	Allstate Corp.	15,369
333	American Capital Ltd.(a)	2,967
1,171	Bank of New York Mellon Corp.	25,891
535	Capital One Financial Corp.	27,071
199	CIT Group, Inc.(a)	8,101
2,827	Citigroup, Inc.	94,196
142	East West Bancorp, Inc.	3,141
104	FirstMerit Corp.	1,669
80	Hancock Holding Co.	2,716
431	Hartford Financial Services Group, Inc.	8,926
30	Investment Technology Group, Inc.(a)	345
170	NASDAQ OMX Group, Inc.(a)	4,478
		194,870

	Industrial - 14.1%
678	3M Co.	59,393
44	Advanced Energy Industries, Inc.(a)	528
47	American Superconductor Corp.(a)	211
858	AU Optronics Corp., ADR (Taiwan)	4,556
99	Bemis Co., Inc.	3,106
720	Boeing Co.	53,964
250	Capstone Turbine Corp.(a)	278
153	Cooper Industries PLC (Ireland)	9,367
178	Dover Corp.	11,396
65	Energizer Holdings, Inc.(a)	4,969
151	FLIR Systems, Inc.	3,952
191	Garmin Ltd. (Switzerland)	9,013
51	General Cable Corp.(a)	1,580
10,209	General Electric Co.	194,481
139	Gentex Corp.	3,287
144	GrafTech International Ltd.(a)	1,830
378	Graphic Packaging Holding Co.(a)	1,996
746	Honeywell International, Inc.	44,439
30	Kemet Corp.(a)	270
77	Kennametal, Inc.	3,547
692	LG Display Co. Ltd., ADR (South Korea)	9,107
313	Lockheed Martin Corp.	27,672
114	Louisiana-Pacific Corp.(a)	931
129	Manitowoc Co., Inc.	2,030
172	Molex, Inc.	4,661
63	Nordson Corp.	3,463
18	Overseas Shipholding Group, Inc.	159
120	Owens Corning(a)	3,798
110	PerkinElmer, Inc.	2,970
335	Raytheon Co.	16,924
138	Rockwell Automation, Inc.	11,037
78	Sanmina-SCI Corp.(a)	905
184	Sealed Air Corp.	3,612
48	SPX Corp.	3,511
163	Stanley Black & Decker, Inc.	12,518
414	TE Connectivity Ltd. (Switzerland)	15,132
269	Textron, Inc.	7,400
366	Thermo Fisher Scientific, Inc.	20,723
120	Trimble Navigation Ltd.(a)	6,035
104	USG Corp.(a)	1,482
148	Valence Technology, Inc.(a)	138
152	Vishay Intertechnology, Inc.(a)	1,864
		568,235

	Technology - 33.8%
475	Adobe Systems, Inc.(a)	15,623
653	Advanced Micro Devices, Inc.(a)	4,800
1,306	Advanced Semiconductor Engineering, Inc., ADR (Taiwan)	6,373
180	Akamai Technologies, Inc.(a)	6,480
310	Altera Corp.	11,919
175	Amkor Technology, Inc.(a)	1,118
286	Analog Devices, Inc.	11,214
1,283	Applied Materials, Inc.	15,704

60	Applied Micro Circuits Corp.(a)	407
94	Ariba, Inc.(a)	2,958
468	Atmel Corp.(a)	4,731
236	Avago Technologies Ltd. (Singapore)	8,876
51	Axcelis Technologies, Inc.(a)	85
521	Broadcom Corp., Class A	19,355
443	Brocade Communications Systems, Inc.(a)	2,561
263	Cadence Design Systems, Inc.(a)	3,095
62	Cirrus Logic, Inc.(a)	1,462
42	CommVault Systems, Inc.(a)	2,166
148	Computer Sciences Corp.	4,700
112	Cree, Inc.(a)	3,392
164	Cypress Semiconductor Corp.	2,829
15	EMCORE Corp.(a)	65
83	Emulex Corp.(a)	868
132	Entegris, Inc.(a)	1,193
137	Fairchild Semiconductor International, Inc.(a)	1,999
149	Fortinet, Inc.(a)	4,030
1,920	Hewlett-Packard Co.	48,595
144	Integrated Device Technology, Inc.(a)	995
4,924	Intel Corp.	132,357
1,140	International Business Machines Corp.	224,272
67	International Rectifier Corp.(a)	1,504
123	Intersil Corp., Class A	1,392
161	KLA-Tencor Corp.	7,792
116	LAM Research Corp.(a)	4,837
114	Lattice Semiconductor Corp.(a)	751
73	Lexmark International, Inc., Class A	2,692
220	Linear Technology Corp.	7,366
545	LSI Corp.(a)	4,687
564	Marvell Technology Group Ltd. (Bermuda)(a)	8,460
225	MEMC Electronic Materials, Inc.(a)	884
106	Mentor Graphics Corp.(a)	1,607
62	Micrel, Inc.	662
187	Microchip Technology, Inc.	6,745
961	Micron Technology, Inc.(a)	8,217
86	Microsemi Corp.(a)	1,799
8,114	Microsoft Corp.	257,538
35	Mindspeed Technologies, Inc.(a)	228
52	MIPS Technologies, Inc.(a)	300
155	NCR Corp.(a)	3,367
343	NetApp, Inc.(a)	14,749
60	Novellus Systems, Inc.(a)	2,789
588	NVIDIA Corp.(a)	8,908
241	NXP Semiconductor NV (Netherlands)(a)	5,977
56	Omnivision Technologies, Inc.(a)	917
423	ON Semiconductor Corp.(a)	3,837
4,860	Oracle Corp.	142,252
55	Photronics, Inc.(a)	386
245	PMC - Sierra, Inc.(a)	1,683
1,626	Qualcomm, Inc.	101,105
128	Rambus, Inc.(a)	906
51	RealD, Inc.(a)	602
110	Rovi Corp.(a)	3,903
232	SanDisk Corp.(a)	11,475
455	Seagate Technology PLC (Ireland)	11,948
66	Silicon Image, Inc.(a)	341
40	Silicon Laboratories, Inc.(a)	1,792
608	Siliconware Precision Industries Co., ADR (Taiwan)	3,508
33	Smith Micro Software, Inc.(a)	84
140	Synopsys, Inc.(a)	4,266
5,012	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	72,774
162	Teradata Corp.(a)	10,781
178	Teradyne, Inc.(a)	2,923
1,106	Texas Instruments, Inc.	36,885
158	TriQuint Semiconductor, Inc.(a)	1,018
42	Unisys Corp.(a)	785
2,554	United Microelectronics Corp., ADR (Taiwan)	6,947
28	USA Technologies, Inc.(a)	29
42	Veeco Instruments, Inc.(a)	1,136
2,370	Wipro Ltd., ADR (India)	26,023
1,341	Xerox Corp.	11,036
252	Xilinx, Inc.	9,306
		1,366,121

	Total Common Stocks - 99.0%
	(Cost $4,514,321)	4,004,424

	Other Assets in excess of Liabilities - 1.0%	41,062
	Net Assets - 100.0%	$ 4,045,486

ADR - American Depositary Receipt
NV - Publicly Traded Company
OYJ - Public Traded Company
PLC - Public Limited Company

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

XRO Guggenheim Sector Rotation ETF
Portfolio of Investments
February 29, 2012 (unaudited)

Number
of Shares	Description	Value
	Long-Term Investments - 99.9%
	Common Stocks - 99.9%
	Communications - 5.5%
1,342	Charter Communications, Inc.(a)	$85,096
753	Equinix, Inc.(a)	105,555
3,944	Expedia, Inc.	134,293
895	IAC/InterActiveCorp	40,812
480	MercadoLibre, Inc.	46,709
3,266	Motorola Solutions, Inc.	162,647
1,774	Rackspace Hosting, Inc.(a)	92,674
1,599	TIBCO Software, Inc.(a)	46,323
		714,109

	Consumer, Cyclical - 38.5%
466	AutoZone, Inc.(a)	174,508
2,606	Bed Bath & Beyond, Inc.(a)	155,682
336	Chipotle Mexican Grill, Inc.(a)	131,114
2,477	Coach, Inc.	185,379
2,268	Costco Wholesale Corp.	195,184
4,633	CVS Caremark Corp.	208,948
505	Deckers Outdoor Corp.(a)	37,754
3,674	Dollar General Corp.(a)	154,528
1,375	Dollar Tree, Inc.(a)	121,701
3,467	Fastenal Co.	182,642
1,600	Foot Locker, Inc.	46,672
963	Fossil, Inc.(a)	117,467
1,851	Genuine Parts Co.	116,021
3,747	Limited Brands, Inc.	174,348
2,538	LKQ Corp.(a)	80,861
4,698	Macy's, Inc.	178,383
4,125	Mattel, Inc.	133,815
1,884	McDonald's Corp.	187,043
1,890	O'Reilly Automotive, Inc.(a)	163,485
540	Panera Bread Co., Class A(a)	83,473
1,490	PetSmart, Inc.	83,053
680	Polaris Industries, Inc.	44,921
1,080	PVH Corp.	91,811
1,095	Ralph Lauren Corp.	190,234
3,181	Ross Stores, Inc.	169,643
1,806	Sally Beauty Holdings, Inc.(a)	42,983
4,107	Starbucks Corp.	199,436
726	Tempur-Pedic International, Inc.(a)	57,354
5,856	TJX Cos., Inc.	214,388
1,088	Tractor Supply Co.	92,991
1,175	Ulta Salon Cosmetics & Fragrance, Inc.(a)	97,807
531	Under Armour, Inc., Class A(a)	47,386
1,190	VF Corp.	173,799
3,162	Wal-Mart Stores, Inc.	186,811
808	WW Grainger, Inc.	167,846
2,018	Wyndham Worldwide Corp.	88,772
3,201	Yum! Brands, Inc.	212,034
		4,990,277

	Consumer, Non-cyclical - 29.3%
3,359	Abbott Laboratories	190,153
3,583	Aetna, Inc.	167,541
2,113	Alexion Pharmaceuticals, Inc.(a)	176,921
2,153	Allergan, Inc.	192,887

726	Alliance Data Systems Corp.(a)	88,107
2,943	Amgen, Inc.	199,977
1,716	Biogen IDEC, Inc.(a)	199,863
1,110	BioMarin Pharmaceutical, Inc.(a)	39,682
5,362	Bristol-Myers Squibb Co.	172,496
2,796	Celgene Corp.(a)	205,017
2,572	Genpact Ltd. (Bermuda)(a)	41,203
2,550	Green Mountain Coffee Roasters, Inc.(a)	165,674
1,726	Humana, Inc.	150,335
326	Intuitive Surgical, Inc.(a)	166,788
2,477	Iron Mountain, Inc.	76,911
506	Mastercard, Inc., Class A	212,520
2,200	Mead Johnson Nutrition Co.	171,050
1,110	Omnicare, Inc.	39,050
1,175	Perrigo Co.	121,095
1,377	Regeneron Pharmaceuticals, Inc.(a)	144,296
1,717	Rollins, Inc.	34,786
1,952	Total System Services, Inc.	42,710
1,273	Towers Watson & Co., Class A	81,396
3,728	UnitedHealth Group, Inc.	207,836
1,861	Visa, Inc., Class A	216,565
1,897	Watson Pharmaceuticals, Inc.(a)	110,633
2,173	Whole Foods Market, Inc.	175,448
		3,790,940

	Industrial - 8.7%
985	B/E Aerospace, Inc.(a)	45,152
600	Clean Harbors, Inc.(a)	40,296
1,120	Donaldson Co., Inc.	82,242
495	Gardner Denver, Inc.	33,997
2,846	Garmin Ltd. (Switzerland)	134,303
1,695	JB Hunt Transport Services, Inc.	86,801
1,682	Kansas City Southern(a)	117,033
583	Kirby Corp.(a)	40,005
2,594	Norfolk Southern Corp.	178,727
1,145	Precision Castparts Corp.	191,707
797	TransDigm Group, Inc.(a)	94,676
545	Wabtec Corp.	40,728
1,151	Waste Connections, Inc.	37,430
		1,123,097

	Technology - 17.9%
3,549	Accenture PLC, Class A (Ireland)	211,307
12,271	Activision Blizzard, Inc.	146,638
1,330	ANSYS, Inc.(a)	84,029
467	Apple, Inc.(a)	253,320
1,870	Cerner Corp.(a)	138,062
2,878	Check Point Software Technologies Ltd. (Israel)(a)	167,385
1,750	Fortinet, Inc.(a)	47,338
7,793	Intel Corp.	209,476
1,028	International Business Machines Corp.	202,238
940	NetSuite, Inc.(a)	44,838
4,550	Nuance Communications, Inc.(a)	117,936
2,772	Red Hat, Inc.(a)	137,103
6,979	Seagate Technology PLC (Ireland)	183,269
2,360	Teradata Corp.(a)	157,058
2,271	VMware, Inc., Class A(a)	224,579
		2,324,576

	Total Common Stocks - 99.9%
	(Cost $11,239,304)	12,942,999

	Other Assets in excess of Liabilities - 0.1%	12,923
	Net Assets - 100.0%	$12,955,922

PLC - Public Limited Company

(a)	Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

Statement of Assets and Liabilities
February 29, 2012 (unaudited)	Guggenheim
	International	Guggenheim	Guggenheim
	Small Cap LDRs	Ocean Tomo	Ocean Tomo	Guggenheim
	ETF	Growth Index ETF	Patent ETF	Sector Rotation ETF
	(XGC)	(OTR)	(OTP)	(XRO)
Assets
Investments in securities, at value (including securities on loan)	$5,709,879	$14,205,727	$4,004,424	$12,942,999
Cash	78,816	10,805	-	61,601
Receivables:
Dividends	9,551	42,283	67,292	13,021
Investments sold	13,107	-	20,862	-
Securities lending income	4,503	704	509	101
Tax reclaims	-	-	2,511	1,325
Due from Adviser	-	30,544	57,811	22,855
Other assets	-	140	165	166
Total assets	5,815,856	14,290,203	4,153,574	13,042,068

Liabilities
Custodian bank	-	-	30,042	-
Investments purchased payable	88,354	-	320	-
Collateral for securities on loan	176,300	-	-	-
Accrued advisory fees	2,154	-	-	-
Accrued expenses	-	72,632	77,726	86,146
Total liabilities	266,808	72,632	108,088	86,146
Net Assets	$5,549,048	$14,217,571	$4,045,486	$12,955,922

Composition of Net Assets
Paid-in capital	$10,341,382	$12,908,848	$4,019,975	$70,448,652
Accumulated undistributed net investment income (loss)	26,006	33,201	64,456	9,939
Accumulated net realized gain (loss) on investments	(4,039,612)	248,902	470,952	(59,206,364)
Net unrealized appreciation (depreciation) on investments	(778,728)	1,026,620	(509,897)	1,703,695
Net Assets	$5,549,048	$14,217,571	$4,045,486	$12,955,922

Shares outstanding ($0.01 par value with unlimited amount authorized)	300,000	450,000	150,000	500,800
Net Asset Value Per Share	$18.50	$31.59	$26.97	$25.87

Investments in securities, at cost	$6,488,607	$13,179,107	$4,514,321	$11,239,304
Securities on loan, at value	$172,139	$-	$-	$-

See notes to financial statements.

Statement of Operations
For the six months ended February 29, 2012 (unaudited)
	Guggenheim
	International	Guggenheim	Guggenheim
	Small Cap LDRs	Ocean Tomo	Ocean Tomo	Guggenheim
	ETF	Growth Index ETF	Patent ETF	Sector Rotation ETF
	(XGC)	(OTR)	(OTP)	(XRO)

Investment Income
Dividend income	$59,810	$107,325	$171,075	$99,356
Less return of capital distributions received	-	(425)	(584)	(123)
Foreign taxes withheld	(5,189)	-	(912)	-
Net dividend income	54,621	106,900	169,579	99,233
Net securities lending income	25,827	2,659	3,276	1,955
Total investment income	80,448	109,559	172,855	101,188

Expenses
Advisory fee <Note 3>	14,145	33,184	38,199	31,669
Administration fee	-	1,825	2,101	1,742
Custodian fee	-	33,178	36,118	34,631
Licensing	-	6,638	7,640	6,334
Listing fee and expenses	-	2,500	5,000	5,000
Printing expenses	-	4,137	5,612	4,712
Professional fees	-	12,541	9,801	11,412
Trustees' fees and expenses	-	2,611	1,650	1,673
Miscellaneous	-	4,421	1,132	973
Total expenses	14,145	101,035	107,253	98,146
Advisory fees waived	-	(33,184)	(38,199)	(31,669)
Other expenses waived or reimbursed	-	(24,712)	(19,395)	(25,308)
Net expenses	14,145	43,139	49,659	41,169
Net Investment Income (Loss)	66,303	66,420	123,196	60,019

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(932,403)	(255,942)	(294,822)	(2,852,175)
In-kind transactions	(64,076)	1,226,190	2,307,872	1,099,900
Net realized gain (loss)	(996,479)	970,248	2,013,050	(1,752,275)
Net change in unrealized appreciation (depreciation) on investments	331,235	246,549	280,997	2,834,474
Net realized and unrealized gain (loss) on investments	(665,244)	1,216,797	2,294,047	1,082,199

Net Increase (Decrease) in Net Assets Resulting from Operations	$(598,941)	$1,283,217	$2,417,243	$1,142,218

See notes to financial statements.

Statement of Changes in Net Assets

	Guggenheim International Small Cap LDRs ETF (XGC)		Guggenheim Ocean Tomo Growth Index ETF (OTR)		Guggenheim Ocean Tomo Patent ETF (OTP)		Guggenheim Sector Rotation ETF (XRO)
	For the Six		For the Six		For the Six		For the Six
	Months Ended		Months Ended		Months Ended		Months Ended
	February 29,	For the Year	February 29,	For the Year	February 29,	For the Year	February 29,	For the Year
	2012	Ended	2012	Ended	2012	Ended	2012	Ended
	(unaudited)	August 31, 2011	(unaudited)	August 31, 2011	(unaudited)	August 31, 2011	(unaudited)	August 31, 2011

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$66,303	$217,496	$66,420	$65,107	$123,196	$220,546	$60,019	$88,384
Net realized gain (loss)	(996,479)	287,353	970,248	503,655	2,013,050	2,745,748	(1,752,275)	6,199,665
Net change in unrealized appreciation (depreciation)	331,235	(972,334)	246,549	1,082,065	280,997	984,111	2,834,474	(2,180,888)
Net increase (decrease) in net assets resulting from operations	(598,941)	(467,485)	1,283,217	1,650,827	2,417,243	3,950,405	1,142,218	4,107,161

Distributions to Shareholders
From and in excess of net investment income	(213,500)	(150,150)	(73,000)	(73,000)	(208,250)	(249,750)	(50,080)	(34,031)
Return of capital	-	-	-	-	-	-	-	(40,131)
Total distributions	(213,500)	(150,150)	(73,000)	(73,000)	(208,250)	(249,750)	(50,080)	(74,162)

Capital Share Transactions
Proceeds from sale of shares	-	5,902,595	11,636,727	7,953,778	14,912,035	4,869,061	7,845,440	40,213,008
Cost of shares redeemed	(1,820,974)	(3,273,771)	(8,737,407)	(4,056,040)	(22,758,711)	(14,718,464)	(10,011,722)	(50,455,175)
Net increase (decrease) from capital share transactions	(1,820,974)	2,628,824	2,899,320	3,897,738	(7,846,676)	(9,849,403)	(2,166,282)	(10,242,167)

Total increase (decrease) in net assets	(2,633,415)	2,011,189	4,109,537	5,475,565	(5,637,683)	(6,148,748)	(1,074,144)	(6,209,168)

Net Assets
Beginning of period	8,182,463	6,171,274	10,108,034	4,632,469	9,683,169	15,831,917	14,030,066	20,239,234

End of period	$5,549,048	$8,182,463	$14,217,571	$10,108,034	$4,045,486	$9,683,169	$12,955,922	$14,030,066

Accumulated undistributed net investment income (loss) at end of period	$26,006	$173,203	$33,201	$39,781	$64,456	$149,510	$9,939	$-

Changes in Shares Outstanding
Shares sold	-	250,000	400,000	300,000	600,000	200,000	350,000	1,600,000
Shares redeemed	(100,000)	(150,000)	(300,000)	(150,000)	(850,000)	(550,000)	(450,000)	(2,000,000)
Shares outstanding, beginning of period	400,000	300,000	350,000	200,000	400,000	750,000	600,800	1,000,800
Shares outstanding, end of period	300,000	400,000	450,000	350,000	150,000	400,000	500,800	600,800

See notes to financial statements.

XGC | Guggenheim International Small Cap LDRs ETF
Financial Highlights

								For the Period
	For the Six Months		For the Year	For the Year	For the Year		For the Year	April 2, 2007**
	Ended		Ended	Ended	Ended		Ended	through
	February 29, 2012		August 31, 2011	August 31, 2010	August 31, 2009		August 31, 2008	August 31, 2007
Per share operating performance	(unaudited)
for a share outstanding throughout the period
Net asset value, beginning of period	$20.46		$20.57	$16.54	$20.42		$25.01	$25.02
Income from investment operations
Net investment income (loss) (a)	0.18		0.55	0.36	0.12		0.12	(0.01)
Net realized and unrealized gain (loss)	(1.53)		(0.23)	3.75	(3.82)		(4.52)	-
Total from investment operations	(1.35)		0.32	4.11	(3.70)		(4.40)	(0.01)
Distributions to shareholders
From and in excess of net investment income	(0.61)		(0.43)	(0.08)	(0.18)		(0.19)	-
Net asset value, end of period	$18.50		$20.46	$20.57	$16.54		$20.42	$25.01
Market value, end of period	$18.86		$20.47	$20.40	$16.51		$20.62	$25.02

Total return* (b)
Net asset value	-6.06%		1.24%	24.84%	-17.87%		-17.73%	-0.04%

Ratios and supplemental data
Net assets, end of period (thousands)	$5,549		$8,182	$6,171	$4,135		$6,126	$5,001
Ratio of net expenses to average net assets	0.45	%(c)	0.45%	0.45%	0.63	%(e)*	1.04%*	1.77	%(c)*
Ratio of net investment income (loss) to average net assets	2.11	%(c)	2.36%	1.88%	0.85	%*	0.54%*	-0.06	%(c)*
Portfolio turnover rate (d)	27%		40%	41%	97%		25%	2%

*	If certain expenses had not been waived or reimbursed by the Adviser,
	total return would have been lower and the ratios would have been as follows:
	Ratio of total expenses to average net assets	N/A	N/A	N/A	2.87%	2.86%	7.01%(c)
	Ratio of net investment income (loss) to average net assets	N/A	N/A	N/A	-1.39%	-1.28%	-5.30%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV").
Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.
(e)	Effective July 27, 2009, the investment strategy of the Fund changed and the 0.60% expense cap was replaced with a 0.45% unitary investment advisory fee.

See notes to financial statements.

OTR | Guggenheim Ocean Tomo Growth Index ETF
Financial Highlights

	For the Six Months						For the Period
	Ended		For the Year	For the Year	For the Year	For the Year	April 2, 2007**
	February 29, 2012		Ended	Ended	Ended	Ended	through
Per share operating performance	(unaudited)		August 31, 2011	August 31, 2010	August 31, 2009	August 31, 2008	August 31, 2007
for a share outstanding throughout the period
Net asset value, beginning of period	$28.88		$23.16	$21.14	$25.21	$27.44	$25.14
Income from investment operations
Net investment income (loss) (a)	0.14		0.31	0.29	0.15	(0.12)	(0.05)
Net realized and unrealized gain (loss)	2.72		5.78	1.87	(4.15)	(1.94)	2.35
Total from investment operations	2.86		6.09	2.16	(4.00)	(2.06)	2.30
Distributions to shareholders
From and in excess of net investment income	(0.15)		(0.37)	(0.14)	(0.07)	(0.17)	-
Net asset value, end of period	$31.59		$28.88	$23.16	$21.14	$25.21	$27.44
Market value, end of period	$31.71		$28.90	$23.46	$21.00	$25.65	$27.45

Total return* (b)
Net asset value	9.96%		26.36%	10.19%	-15.78%	-7.58%	9.15%

Ratios and supplemental data
Net assets, end of period (thousands)	$14,218		$10,108	$4,632	$2,114	$2,521	$2,744
Ratio of net expenses to average net assets*	0.65	%(c)	0.65%	0.65%	0.65%	1.53%	2.03	%(c)
Ratio of net investment income (loss) to average net assets*	1.00	%(c)	1.09%	1.22%	0.82%	-0.46%	-0.46	%(c)
Portfolio turnover rate (d)	20%		6%	7%	62%	24%	1%

*	If certain expenses had not been waived or reimbursed by the Adviser,
	total return would have been lower and the ratios would have been as follows:
	Ratio of total expenses to average net assets	1.52%	(c)	2.71%	3.03%	5.30%	5.49%	8.48%(c)
	Ratio of net investment income (loss) to average net assets	0.13%	(c)	-0.97%	-1.16%	-3.83%	-4.42%	-6.91%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV").
Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

OTP | Guggenheim Ocean Tomo Patent ETF
Financial Highlights

								For the Period
	For the Six Months							December 15,
	Ended		For the Year	For the Year		For the Year	For the Year	2006**
	February 29, 2012		Ended	Ended		Ended	Ended	through
Per share operating performance	(unaudited)		August 31, 2011	August 31, 2010		August 31, 2009	August 31, 2008	August 31, 2007
for a share outstanding throughout the period
Net asset value, beginning of period	$24.21		$21.11	$20.76		$25.67	$27.92	$25.27
Income from investment operations
Net investment income (a)	0.20		0.35	0.36		0.40	0.34	0.17
Net realized and unrealized gain (loss) on investments	2.81		3.08	0.16		(4.87)	(1.99)	2.48
Total from investment operations	3.01		3.43	0.52		(4.47)	(1.65)	2.65
Distributions to shareholders
From and in excess of net investment income	(0.25)		(0.33)	(0.17)		(0.44)	(0.60)	(0.00	)(e)
Capital gains	-		-	(0.00	)(e)	-	-	-
Total distributions	(0.25)		(0.33)	(0.17)		(0.44)	(0.60)	(0.00)
Net asset value, end of period	$26.97		$24.21	$21.11		$20.76	$25.67	$27.92
Market value, end of period	$27.02		$24.18	$21.18		$20.74	$25.84	$27.66

Total return* (b)
Net asset value	12.52%		16.19%	2.44%		-17.12%	-6.11%	10.50%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,045		$9,683	$15,832		$6,228	$10,269	$8,377
Ratio of net expenses to average net assets*	0.65	%(c)	0.65%	0.65%		0.65%	0.75%	0.91	%(c)
Ratio of net investment income (loss) to average net assets*	1.61	%(c)	1.37%	1.63%		2.13%	1.25%	0.90	%(c)
Portfolio turnover rate (d)	12%		17%	14%		33%	18%	4%

*	If certain expenses had not been waived or reimbursed by the Adviser,
	total return would have been lower and the ratios would have been as follows:
	Ratio of total expenses to average net assets	1.40%(c)	1.47%	1.61%	2.38%	1.86%	1.97%(c)
	Ratio of net investment income (loss) to average net assets	0.86%(c)	0.55%	0.67%	0.40%	0.14%	-0.16%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.
(e)	Amount is less than $0.01

See notes to financial statements.

XRO|Guggenheim Sector Rotation ETF
Financial Highlights

								For the Period
	For the							September 21,
	Six Months Ended		For the Year	For the Year	For the Year	For the Year		2006**
	February 28, 2011		Ended	Ended	Ended	Ended		through
Per share operating performance	(unaudited)		August 31, 2011	August 31, 2010	August 31, 2009	August 31, 2008		August 31, 2007
for a share outstanding throughout the period
Net asset value, beginning of period	$23.35		$20.22	$18.37	$27.57	$29.54		$24.98
Income from investment operations
Net investment income (a)	0.11		0.11	0.07	0.23	0.18		0.17
Net realized and unrealized gain (loss)	2.51		3.10	1.95	(9.29)	(1.96)		4.43
Total from investment operations	2.62		3.21	2.02	(9.06)	(1.78)		4.60
Distributions to shareholders
Net investment income	(0.10)		(0.03)	(0.05)	(0.14)	(0.14	)(e)	(0.04)
Return of capital	-		(0.05)	(0.12)	-	(0.05	)(e)	-
Total distributions	(0.10)		(0.08)	(0.17)	(0.14)	(0.19)		(0.04)
Net asset value, end of period	$25.87		$23.35	$20.22	$18.37	$27.57		$29.54
Market value, end of period	$25.89		$23.37	$20.23	$18.35	$27.55		$29.61

Total return *(b)
Net asset value	11.28%		15.84%	10.97%	-32.80%	-6.13%		18.41%

Ratios and supplemental data
Net assets, end of period (thousands)	$12,956		$14,030	$20,239	$26,647	$97,910		$65,010
Ratio of net expenses to average net assets*	0.65	%(c)	0.65%	0.65%	0.65%	0.65%		0.72	%(c)
Ratio of net investment income (loss) to average net assets*	0.95	%(c)	0.44%	0.34%	1.30%	0.60%		0.64	%(c)
Portfolio turnover rate (d)	69%		58%	83%	268%	167%		47%

*	If certain expenses had not been waived or reimbursed by the Adviser,
	total return would have been lower and the ratios would have been as follows:
	Ratio of total expenses to average net assets	1.55%(c)	1.26%	1.17%	0.96%	0.80%	0.97%(c)
	Ratio of net investment income (loss) to average net assets	0.05%(c)	-0.17%	-0.18%	0.99%	0.45%	0.39%(c)

**	Commencement of investment operations.
(a)	Based on average shares outstanding during the period.
(b)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions.
A return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.
(e)	Subsequent to August 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the August 31, 2008 financial reporting period.
This resulted in a $0.05 reclassification between distributions paid to shareholders from net investment income and distributions paid to shareholders from return of capital.

See notes to financial statements.

Notes to Financial Statements
February 29, 2012 (Unaudited)

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is an open-end, management investment company that was organized as a Delaware business trust on May 24, 2006.  At a meeting on February 14, 2012, the Board of Trustees approved the termination of the Guggenheim International Small Cap LDRs ETF, Guggenheim Ocean Tomo Growth Index ETF, Guggenheim Ocean Tomo Patent ETF and Guggenheim Sector Rotation ETF (each a “Fund” or collectively the “Funds”).  The Funds has ceased operation with liquidation proceeds distributed to shareholders of record as of March 30, 2012.  The Funds has a semiannual reporting period ended on February 29, 2012 and liquidated March 30, 2012.

The following four portfolios have a semiannual reporting period ended on February 29, 2012:

Guggenheim International Small Cap LDRs ETF
Guggenheim Ocean Tomo Growth Index ETF
Guggenheim Ocean Tomo Patent ETF
Guggenheim Sector Rotation ETF

Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to correspond generally to the performance, before fees and expenses, of the following market indices:

Fund	Index
Guggenheim International Small Cap LDRs ETF	The BNY Mellon Small Cap Select ADR Index
Guggenheim Ocean Tomo Growth Index ETF	Ocean Tomo 300® Patent Growth Index
Guggenheim Ocean Tomo Patent ETF	Ocean Tomo 300® Patent Index
Guggenheim Sector Rotation ETF	Zacks Sector Rotation Index

Note 2 –Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.  Money market funds are valued at net asset value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees of the Trust (the “Board of Trustees”). Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.”  Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability.  Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii)  the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies,  (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations.  Level 1 valuations are those based upon quoted prices in active markets.  Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices).  Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above.
The Funds did not have any Level 3 securities during the period ended February 29, 2012.

All securities held by Guggenheim International Small Cap LDRs ETF, Guggenheim Ocean Tomo Growth Index ETF, Guggenheim Ocean Tomo Patent ETF, and Guggenheim Sector Rotation ETF were valued using quoted prices in active markets (Level 1).  There were no transfers between levels for these Funds for the six months ended February 29, 2012.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital.  The actual character of amounts received during the year, are not known until after the fiscal year end.  A Fund records the character of distributions received from REITs during the year based on historical information available.  A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders.  Distribution frequency is as follows:

Fund	Frequency
Guggenheim International Small Cap LDRs ETF	annual
Guggenheim Ocean Tomo Growth Index ETF	annual
Guggenheim Ocean Tomo Patent ETF	annual
Guggenheim Sector Rotation ETF	annual

 In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(d) Security Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering a Fund’s securities if the borrower defaults.  The securities lending income earned by the Funds is disclosed on the Statement of Operations.

(e) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current reporting period.  The Adviser is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Note 3 – Investment Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and Guggenheim Funds Investment Advisors, LLC (the “Adviser”), the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund listed in the following table pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Ocean Tomo Growth Index ETF	0.50%
Guggenheim Ocean Tomo Patent ETF	0.50%
Guggenheim Sector Rotation ETF	0.50%

Pursuant to the Agreement, each Fund listed in the following table pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim International Small Cap LDRs ETF	0.45%

Out of the unitary management fee, the Adviser pays substantially all the expenses of the Fund, including the cost of  transfer agency, custody, fund administration, legal, audit, and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Under a separate Fund Administration Agreement, the Adviser provides Fund Administration services to the Funds.  The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund. Due to its unitary fee structure Guggenheim International Small Cap LDRs ETF does not charge a separate Fund Administration fee.

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the six months ended February 29, 2012, the below listed Funds recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund Administration Expense	Fund Administration Expense Waived
Guggenheim Ocean Tomo Growth Index ETF	$1,825	$1,825
Guggenheim Ocean Tomo Patent ETF	2,101	2,101
Guggenheim Sector Rotation ETF	1,742	1,742

The Bank of New York Mellon Corporation (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and security lending agent.  As custodian, BNY is responsible for the custody of the Funds’ assets.  As accounting agent, BNY is responsible for maintaining the books and records of the Funds.  As transfer agent, BNY is responsible for performing transfer agency services for the Funds.  As security lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Funds’ Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including Guggenheim International Small Cap LDRs ETF (excluding interest expense, a portion of the Funds’ licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Funds’ business), from exceeding 0.60% of average net assets per year, at least until December 31, 2014.

For the six months ended February 29, 2012, the Adviser waived fees and reimbursed the following fees and expenses:

	Advisory Fees Waived	Expenses Reimbursed
Guggenheim Ocean Tomo Growth Index ETF	$33,184	$24,712
Guggenheim Ocean Tomo Patent ETF	38,199	19,395
Guggenheim Sector Rotation ETF	31,669	25,308

Amounts owed to each Fund from the Adviser are shown in the Statement of Assets and Liabilities.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser.  The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the Adviser.

Licensing Fee Agreements:
The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim International Small Cap LDRs ETF	The Bank of New York Mellon Corporation
Guggenheim Ocean Tomo Growth Index ETF	Ocean Tomo Capital, LLC
Guggenheim Ocean Tomo Patent ETF	Ocean Tomo Capital, LLC
Guggenheim Sector Rotation ETF	Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Accordingly, no provision for U.S. federal income taxes is required.  In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At February 29, 2012, the cost of investments, accumulated unrealized appreciation/depreciation on investments and accumulated earnings/loss for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Guggenheim International Small Cap LDRs ETF	$6,557,497	$534,305	$(1,381,923)	$(847,618)
Guggenheim Ocean Tomo Growth Index ETF	13,180,154	1,350,023	(324,450)	1,025,573

Index ETF
Guggenheim Ocean Tomo Patent ETF	4,517,683	138,026	(651,285)	(513,259)
Guggenheim Sector Rotation ETF	11,239,304	1,763,392	(59,697)	1,703,695

Tax components of the following balances as of August 31, 2011 (the most recent fiscal year end for federal income tax purposes), were as follows:

	Undistributed Ordinary Income/ (Accumulated Ordinary Loss)	Undistributed Long-Term Gains/(Accumulated Capital & Other Loss)
Guggenheim International Small Cap LDRs ETF	$179,242	$(2,980,282)
Guggenheim Ocean Tomo Growth Index ETF	39,781	(720,299)
Guggenheim Ocean Tomo Patent ETF	149,510	(1,538,736)
Guggenheim Sector Rotation ETF	-	(57,454,089)

Distributions to Shareholders:
The tax character of distributions paid during the period ended August 31, 2011 (the most recent fiscal year end for federal income tax purposes), was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Return of Capital	Distributions paid from Capital Gains
Guggenheim International Small Cap LDRs ETF	$150,150	-	-
Guggenheim Ocean Tomo Growth Index ETF	73,000	-	-
Guggenheim Ocean Tomo Patent ETF	249,750	-	-
Guggenheim Sector Rotation ETF	34,031	40,131	-

At August 31, 2011 (the most recent fiscal year end for federal income tax purposes), for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.  Per the Regulated Investment Company Modernization Act of 2010 capital loss carryforwards generated in taxable years beginning after December 22, 2010 must be fully used before capital loss carryforwards generated in taxable years prior to December 22, 2010 are used; therefore, under certain circumstances, capital loss carryforwards available as of the report date may expire unused.

	Capital Loss Expiring in 2015	Capital Loss Expiring in 2016	Capital Loss Expiring in 2017	Capital Loss Expiring in 2018	Capital Loss Expiring in 2019	Total
Guggenheim International Small Cap LDRs ETF	$-	$-	$603,830	$2,148,932	$-	$2,752,762
Guggenheim Ocean Tomo Growth Index ETF	-	14,284	11,895	562,960	79,230	668,369
Guggenheim Ocean Tomo Patent ETF	-	-	-	893,968	294,819	1,188,787
Guggenheim Sector Rotation ETF	86,545	3,469,117	35,883,155	14,956,612	2,371,053	56,766,482

Capital losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the period ended August 31, 2011, the following Funds incurred and will elect to defer net capital losses and passive foreign investment company (“PFIC”) losses as follows:

	Post-October Capital Losses	Post-October Foreign Currency and PFIC Losses
Guggenheim International Small Cap LDRs ETF	$227,520	$4,300
Guggenheim Ocean Tomo Growth Index ETF	51,930	-
Guggenheim Ocean Tomo Patent ETF	349,949	-
Guggenheim Sector Rotation ETF	687,607	-

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year.  Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).  Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 - Investment Transactions:
For the six months ended February 29, 2012, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim International Small Cap LDRs ETF	$1,728,061	$1,867,451
Guggenheim Ocean Tomo Growth Index ETF	2,687,810	2,624,332
Guggenheim Ocean Tomo Patent ETF	1,572,642	1,660,879
Guggenheim Sector Rotation ETF	8,772,704	8,791,282

For the six months ended February 29, 2012, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim International Small Cap LDRs ETF	$-	$1,821,036
Guggenheim Ocean Tomo Growth Index ETF	11,577,613	8,753,816
Guggenheim Ocean Tomo Patent ETF	14,906,497	22,757,218
Guggenheim Sector Rotation ETF	7,837,931	9,972,595

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares.  Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date.  Creation and Redemption transaction fees ranging from $500 to $1,500 are charged to those persons creating or redeeming Creation Units.  An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - Distribution and Service Plan:
The Board of Trustees of the Trust has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications.  Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 9 – Subsequent Events:
The Guggenheim Ocean Tomo Patent ETF, Guggenheim Ocean Tomo Growth Index ETF, Guggenheim International Small Cap LDRs ETF and Guggenheim Sector Rotation ETF ceased trading on the NYSE on March 23, 2012. All shareholders remaining on March 30, 2012 received the value of their shares as summarized below.

	Income	Short-Term		Final Net
	Dividend	Capital	Return of	Asset Value
Fund Name	Per Share	Gain	Investment	Per Share
Guggenheim Ocean Tomo Patent ETF	$0.4246	$0.0000	$27.3546	$27.7792
Guggenheim Ocean Tomo Growth Index ETF	0.0802	1.0333	31.4112	32.5247
Guggenheim International Small Cap LDRs ETF	0.0732	0.0000	18.3694	18.4426
Guggenheim Sector Rotation ETF	0.0306	0.0000	27.0192	27.0498

Supplemental Information | (unaudited)

Federal Income Tax Information
In January 2013, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2012.

Trustees
The Trustees of the Trust and their principal business occupations during the past five years.

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	54	None
Roman Friedrich III Year of Birth: 1946 Trustee	Since 2010	Founder and President of Roman Friedrich & Company, Ltd., a mining and metals investment bank (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	48
Director Axiom Gold and Silver Corp. (2011-present), Windstorm Resources, Inc. (2011-present), Zincore Metals, Inc. (2009-present). Previously, Director of Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	48	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	56	None

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	53	Trustee, Bennett Group of Funds (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532.
**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.
***
As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Fund Distributors, LLC.  The Guggenheim Funds Fund Complex is overseen by multiple Boards of Trustees.

Principal Executive Officers
The Principal Executive Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations

Officers:

Kevin M. Robinson Year of Birth: 1959 Chief Executive Officer Chief Legal Officer	Since 2010 Since 2008
Senior Managing Director, General Counsel and Corporate Secretary of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and  Guggenheim Funds Services LLC (2007-present).  Chief Legal Officer and Chief Executive Officer of certain other funds in the Fund Complex.  Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC  (2010-present) Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Guggenheim Funds Services LLC (2006-present).  Chief Compliance Officer of certain other funds in the Fund Complex, Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006).  Director-Compliance of Harrisdirect LLC (1999-2003).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2011
Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services, LLC (2007-2012). Secretary of certain other funds in the Fund Complex.

Stevens T. Kelly Year of Birth: 1982 Assistant Secretary	Since 2012
Assistant General Counsel of Guggenheim Funds Services, LLC (2011-present).  Assistance Secretary of certain other funds in the Fund Complex.  Previously, Associate at K&L Gates LLP (2008-2011), J.S. University of Wisconsin Law School (2005-2008).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

David A. Botset Year of Birth: 1974 Vice President	Since 2010
Senior Vice President, Guggenheim Funds Distributors, LLC (2008 to present).  Formerly, Vice President, Guggenheim Funds Distributors, LLC (2007-2008); Assistant Vice President, Investment Development and Oversight, Nuveen Investments (2004-2007); Assistant Vice President Internal Sales and Service Nuveen Investments.

* Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Trust Information

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment Advisors, LLC
Roman Friedrich III	Lisle, IL
Robert B. Karn III
Ronald A. Nyberg	Distributor Guggenheim Funds Distributors, LLC
Ronald E. Toupin, Jr.	Lisle, IL

Officers	Administrator
Kevin M. Robinson	Guggenheim Funds Investment Advisors, LLC
Chief Executive Officer and Chief Legal Officer	Lisle, IL
John Sullivan Chief Accounting Officer, Chief Financial Officer and Treasurer
Accounting Agent, Custodian
Bruce Saxon	and Transfer Agent
Chief Compliance Officer	The Bank of New York Mellon Corp.
New York, NY
Mark E. Mathiasen Secretary
Legal Counsel
Stevens T. Kelly	Dechert LLP
Assistant Secretary	New York, NY

William H. Belden III Vice President	Independent Registered Public
Accounting Firm
David A. Botset	Ernst & Young LLP
Vice President	Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information.  The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (800) 345-7999.  Information  regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, by visiting Guggenheim Fund’s website at www.guggenheimfunds.com or by accessing the Funds’ Form N-PX on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Fund’s website at www.guggenheimfunds.com.  The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

ABOUT THE TRUST ADVISER

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. The Investment Adviser also acts as investment adviser to closed-end and open-end management investment companies. The Investment Adviser and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. The Investment Adviser is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $125 billion in assets under supervision. Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio manager who is currently responsible for the day-to-day management of each Funds’ portfolio is Saroj Kanuri, CFA. Mr. Kanuri is a Director, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, LLC and joined Guggenheim Fund Distributors, LLC in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001-2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust Overview
The Claymore Exchange-Traded Fund Trust (the “Trust”) is an investment company complex currently consisting of 28 separate exchange-traded “index funds” as of February 29, 2012. The investment objective of each of the funds is to correspond generally to the performance, before fees and expenses, of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheimfunds.com or by calling (800) 345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheimfunds.com or by calling (800) 345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(03/12)

ETF-001-SAR-0212

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

Item 2.  Code of Ethics.

 Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that based on such evaluation, the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust

By:                /s/ Kevin M. Robinson

Name:           Kevin M. Robinson

Title:             Chief Executive Officer and Chief Legal Officer

Date:             May 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:               /s/ Kevin M. Robinson

Name:           Kevin M. Robinson

Title:             Chief Executive Officer and Chief Legal Officer

Date:             May 7, 2012

By:                /s/ John Sullivan

Name:           John Sullivan

Title:             Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:             May 7, 2012